Financial instruments and risk management	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Financial instruments and risk management
Financial instruments and risk management
a) Fair value measurements
In determining the fair value of financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing on each reporting date. Standard market conventions and techniques, such as discounted cash flow analysis are used to determine the fair value of the Company’s financial instruments. All methods of fair value measurement result in a general approximation of value and such value may never actually be realized.
The fair values of the Company’s cash, accounts receivable, contract assets, loans to partnership and joint ventures, accounts payable, accrued liabilities and contract liabilities approximate their carrying amounts due to the nature of the instrument or the relatively short periods to maturity for the instruments. The credit facilities have a carrying value that approximates the fair value due to the floating rate nature of the debt. The mortgages and financing obligations have a carrying value that is not materially different than their fair value.
Financial instruments with carrying amounts that differ from their fair values are as follows:

		December 31, 2019		December 31, 2018
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Convertible debentures	Level 1	94,031	112,970	39,976	48,371
Finance lease obligations	Level 2	76,278	69,929	86,568	78,373
Promissory notes	Level 2	14,648	14,399	42,937	42,937

b) Risk management
The Company is exposed to market and credit risks associated with its financial instruments. The Company will from time to time use various financial instruments to reduce market risk exposures from changes in foreign currency exchange rates and interest rates.
Overall, the Company’s Board of Directors has responsibility for oversight of the Company’s risk management policies. Management performs a risk assessment on a continual basis to help ensure that all significant risks related to the Company and its operations have been reviewed and assessed to reflect changes in market conditions and the Company’s operating activities.
c) Market risk
Market risk is the risk that the future revenue or operating expense related cash flows, the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices such as foreign currency exchange rates and interest rates. The level of market risk to which the Company is exposed at any point in time varies depending on market conditions, expectations of future price or market rate movements and composition of the Company’s financial assets and liabilities held, non-trading physical assets and contract portfolios.
To manage the exposure related to changes in market risk, the Company has used various risk management techniques. Such instruments may be used to establish a fixed price for a commodity, an interest bearing obligation or a cash flow denominated in a foreign currency.
The sensitivities provided below are hypothetical and should not be considered to be predictive of future performance or indicative of earnings on these contracts.
i) Foreign exchange risk
The Company regularly transacts in foreign currencies when purchasing equipment and spare parts as well as certain general and administrative goods and services. These exposures are generally of a short-term nature and the impact of changes in exchange rates has not been significant in the past. The Company may fix its exposure in either the Canadian Dollar or the US Dollar for these short term transactions, if material.
ii) Interest rate risk
The Company is exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments. Interest expense on borrowings with floating interest rates, including the Company’s Credit Facility, varies as market interest rates change. At December 31, 2019, the Company held $190.0 million of floating rate debt pertaining to its credit facilities (December 31, 2018 – $194.9 million). As at December 31, 2019, holding all other variables constant, a 100 basis point change to interest rates on floating rate debt will result in $1.9 million corresponding change in annual interest expense. This assumes that the amount of floating rate debt remains unchanged from that which was held at December 31, 2019.
The fair value of financial instruments with fixed interest rates fluctuate with changes in market interest rates. However, these fluctuations do not affect earnings, as the Company’s debt is carried at amortized cost and the carrying value does not change as interest rates change.
The Company manages its interest rate risk exposure by using a mix of fixed and variable rate debt.
d) Credit risk
Credit risk is the risk that financial loss to the Company may be incurred if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company manages the credit risk associated with its cash by holding its funds with what it believes to be reputable financial institutions. The Company is also exposed to credit risk through its accounts receivable and contract assets. Credit risk for trade and other accounts receivables and contract assets are managed through established credit monitoring activities.
The concentration risk is mitigated primarily by the customers being large investment grade organizations. The credit worthiness of new customers is subject to review by management through consideration of the type of customer and the size of the contract.
At December 31, 2019 and December 31, 2018, the following customers represented 10% or more of accounts receivable and contract assets:

	December 31, 2019	December 31, 2018
Customer 1	36%	16%
Customer 2	25%	8%
Customer 3	13%	33%
Customer 4	12%	12%

The Company’s exposure to credit risk for accounts receivable and contract assets is as follows:

	December 31, 2019	December 31, 2018
Trade accounts receivable	$38,686	$67,913
Holdbacks	7,152	558
Accrued trade receivables	13,174	9,807
Contract receivables, included in accounts receivable	$59,012	$78,278
Other receivables	7,734	4,121
Total accounts receivable	$66,746	$82,399
Contract assets	19,193	10,673
Total	$85,939	$93,072

Payment terms are per the negotiated customer contracts and generally range between net 15 days and net 60 days. As at December 31, 2019 and December 31, 2018, trade receivables and holdbacks are aged as follows:

	December 31, 2019	December 31, 2018
Not past due	$35,409	$60,326
Past due 1-30 days	10,380	6,649
Past due 31-60 days	5	728
More than 61 days	44	768
Total	$45,838	$68,471

As at December 31, 2019, the Company has recorded an allowance for doubtful accounts of $nil (December 31, 2018 - $nil).